SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2000

                             ----------------------

                         COMMISSION FILE NUMBER 0-26476

NEVADA                                 SAFESCIENCE, INC.          33-0231238
(State of other jurisdiction of  (Exact name of registrant as  (I.R.S. Employer
incorporation or organization)   specified in its charter)   Identification No.)

                31 St. James Avenue, Boston, Massachusetts      02116
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              (Address of principal executive officers)      (Zip Code)

        Registrant's telephone number, including area code (617) 422-0674
                             ----------------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On May 31, 2000, SafeScience, Inc. (the "Company") announced the appointment of Brian G.R. Hughes as the Chairman of the Board of Directors of the Company and Bradley J. Carver as the President of the Company. Mr. Hughes and Mr. Carver replace, in their respective positions, David Platt, Ph.D.

         A copy of the press releases issued by the Company in connection with the above-stated transactions are attached hereto as Exhibit 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                              Description
--------------                              -----------

     99.1                Press Release dated May 31, 2000 issued by the Company.

     99.2                Press Release dated June 5, 2000 issued by the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 6, 2000                By:     /s/ Bradley J. Carver
                                            ----------------------------
                                            Bradley J. Carver
                                            President